Exhibit 3.3

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 12/06/1999
991520034 – 3092491

CERTIFICATE OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

EURAMAX INTERNATIONAL, INC.

Under sections 241 & 245 of the General Corporation Law of Delaware

R. Scott Vansant, being the duly elected Secretary of Euramax International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

1. That the Corporation filed its original Certificate of Incorporation with the Secretary of State of the State of Delaware on September 3, 1999 (the “Certificate of Incorporation”).

2. That the Board of Directors of the Corporation, pursuant to Sections 241, 245 of the General Corporation Law of the State of Delaware, adopted resolutions authorizing the Corporation to amend, integrate and restate the Certificate of Incorporation of the Corporation in its entirety to read as set forth in Exhibit A attached hereto and made a part hereof (the “Amended and Restated Certificate”).

3. That the Corporation has not received any payment for any of its stock.

IN WITNESS WHEREOF, the undersigned affirms as true the foregoing under penalties of perjury and has executed this Certificate this 6th day of November 1999.

EURAMAX INTERNATIONAL, INC.

By:	/s/ R. Scott Vansant
Name:	R. Scott Vansant
Title:	Secretary

EXHIBIT A

ARTICLE ONE

The name of the corporation is Euramax International, Inc. (hereinafter called the “Corporation”).

ARTICLE TWO

The address of the Corporation’s registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle, 19805. The name of its registered agent at such address is Corporation Service Company.

ARTICLE THREE

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE FOUR

The total number of shares of stock which the Corporation has authority to issue is 60,000,000 shares, consisting of:

(i) 55,000,000 shares of Class A voting Common Stock, par value one cent ($0.01) per share (the “Class A Common”); and

(ii) 5,000,000 shares of Class B restricted voting Common Stock, par value one cent (S0.01) per share (the “Class B Common”).

The Class A Common and the Class B Common are hereafter collectively referred to as “Common Stock”.

Except as otherwise provided in this Article 4 or as otherwise required by applicable law, all shares of Class A Common and Class B Common shall be identical in all respects and shall entitle the holders thereof to the same rights, preferences and privileges, subject to the same qualifications, limitations and restrictions, as set forth herein.

Section 4.1. Voting Rights.

Except as otherwise provided in this Article 4 or as otherwise required by applicable law, the holders of Class A Common shall be entitled to one vote per share on all matters to be voted on by the Corporation’s stockholders, and the holders of Class B Common shall have shall be entitled to one vote per ten (10) shares held on any matters to be voted on by the Corporation’s stockholders; provided, that the holders of the Class B Common shall have the right to vote as a separate class on any merger or consolidation of the Corporation with or into another entity or entities, or any recapitalization or reorganization, in which shares of Class B Common would receive or be exchanged for consideration different on a per share basis from the consideration received with respect to or in exchange for shares of Class A Common or would otherwise be treated differently from shares of Class A Common, except that shares of Class B Common may, without such a separate class vote, receive or be exchanged for voting securities (except as otherwise required by law) with voting restrictions identical to that of the Class B Common and which are otherwise identical on a per share basis in amount and form to the voting securities received with respect to or in exchange for the Class A Common so long as (i) such restricted voting securities are convertible into voting securities on the same terms as the Class B Common is convertible into Class A Common and (ii) all other consideration is equal on a per share basis.

Section 4.2. Dividends.

As and when dividends are declared or paid with respect to shares of Common Stock whether in cash, property or securities of the Corporation, the holders of Class A Common and the holders of Class B Common shall be entitled to receive such dividends pro rata at the same rate per share of each class of Common Stock; provided, that (i) if dividends are declared or paid in shares of Class A Common or Class B Common, the dividends payable in shares of Class A Common shall be payable to holders of Class A Common and the dividends payable in shares of Class B Common shall be payable to holders of Class B Common and (ii) if the dividends consist of other voting securities of the Corporation, the Corporation shall make available to each holder of Class B Common, at such holder’s request, dividends consisting of voting securities (except as otherwise required by law) of the Corporation with voting restrictions identical to that of the Class B Common and which are otherwise identical to the voting securities and which are convertible into such voting securities on the same terms as the Class B Common is convertible into the Class A Common.

Section 4.3. Liquidation.

The holders of the Class A Common and the holders of the Class B Common shall be entitled to participate pro rata at the same rate per share of each class of Common Stock in all distributions to the holders of the Common Stock in any liquidation, dissolution or winding up of the Corporation.

Section 4.4. Conversion.

(A)(i) Each share of Class B Common shall be convertible into one share of Class A Common, at any time and from time to time, at the option of the holder thereof. Any conversion of shares of Class B Common into shares of Class A Common pursuant to this paragraph (A)(i) shall be effected by the delivery to the Corporation at its principal executive office of the certificates representing shares to be converted, duly endorsed, together with written instructions that the shares are to be converted.

(ii) Each share of Class A Common shall be convertible into one share of Class B Common, at any time and from time to time, at the option of the holder thereof. Any conversion of shares of Class A Common into Class B Common pursuant to this Clause (A)(ii) shall be effected by the delivery to the Corporation at its principal executive office of the certificates representing shares to be converted, duly endorsed, together with written instructions that the shares are to be converted.

(iii) Promptly after the surrender of certificates and the receipt of such written instructions, the Corporation shall issue and deliver in accordance with the surrendering holder’s instructions (a) the certificate or certificates for the class of Common Stock issuable upon such conversion and (b) a certificate representing any Common Stock which was represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which was not converted.

(iv) The issuance of certificates upon conversion of either class of Common Stock shall be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of such class of Common Stock.

(v) The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of effecting conversions pursuant to this Article, the full number of shares of Common Stock of each class from time to time issuable upon the conversion of all shares of Common Stock then outstanding and entitled to convert, and shall take all such action and obtain all such permits or orders as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately transmitted by the Corporation upon issuance). In addition, the Corporation shall also reserve and keep available such other securities and property as may from time to time be deliverable upon conversion of Common Stock and shall take all such action and obtain all such permits or orders as may be necessary to enable the Corporation lawfully to deliver such other securities and property upon conversion. So long as any shares of Common Stock shall be outstanding, the Corporation will take all corporate action necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock upon any conversion thereof.

(vi) Upon conversion, each converted share of Common Stock shall remain authorized, but unissued and available for issuance.

(vii) The Corporation shall not close its books against the transfer of Common Stock, or of Common Stock issued or issuable upon conversion of any other class of Common Stock, in any manner which would interfere with the timely conversion of such class of Common Stock. The

Corporation shall assist and cooperate with any holder of Common Stock required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of such class of Common Stock hereunder (including, without limitation, making any filings required to be made by the Corporation).

(B) Subdivisions and Combinations.

If shares of either class of Common Stock are subdivided or combined, then shares of both classes of Common Stock shall be so subdivided or combined.

(C) Regulated Stockholders.

The Corporation will not convert or directly or indirectly redeem, purchase, acquire or take any other action affecting outstanding shares of capital stock of the Corporation if such action will increase the percentage of outstanding voting securities owned or controlled by any Regulation Y Holder (as defined below) and its Affiliates (as defined below) (other than a Regulation Y Holder which waives in writing its rights under this Article), unless the Corporation gives written notice (the “Deferral Notice”) of such action to each Regulation Y Holder. The Corporation will defer making any such conversion, redemption, or purchase or other acquisition, or taking any such other action, for a period of 20 days (the “Deferral Period”) after giving the Deferral Notice to the Regulation Y Holder in order to allow each Regulation Y Holder to determine whether it wishes to convert or take any other action with respect to the Common Stock it owns, controls or has the power to vote, and if any Regulation Y Holder then elects to convert any shares of Class B Common then held by such Regulation Y Holder, such Person shall notify the Corporation in writing within 10 days of the issuance of the Deferral Notice, in which case the Corporation shall promptly notify from time to time prior to the end of such 20-day period each other Regulation Y Holder of each proposed conversion and effect the conversions requested by all Regulation Y Holders at the end of the Deferral Period.

(D) Defined Terms.

As used in this Article, the following terms shall have the meanings shown below:

(i) “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For the purpose of the above definition, the term “control” (including with correlative meaning, the terms “controlling”, “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

(ii) “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(iii) “Regulation Y Holder” shall mean any stockholder of the Corporation that is a bank holding company within the meaning of the Bank Holding Company Act of 1956, as amended, or a subsidiary thereof subject to Regulation Y under such Act

(E) Replacement.

Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

(F) Registration of Transfer.

The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of shares of Common Stock. Upon the surrender of any certificate representing shares of any class of Common Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefore representing in the aggregate the number of shares of such class represented by the surrendered certificate, and the Corporation forthwith shall cancel such surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares of such class as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

(G) Notices.

All notices referred to herein shall be in writing, shall be delivered personally or by first class mail, postage prepaid, and shall be deemed to have been given when so delivered or mailed to the Corporation at its principal executive offices and to any stockholder at such holder’s address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder).

(H) Amendment and Waiver

No amendment or waiver of any provision of this Article 4 shall be effective without the prior approval of the holders of a majority of the then outstanding Class B Common voting as a separate class.

ARTICLE FIVE

The Corporation is to have perpetual existence.

ARTICLE SIX

(A) Subject to the provisions of this Certificate of Incorporation and in furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is authorized to make, alter or repeal the by-laws of the Corporation, but only after the board of directors has obtained the written consent of stockholders holding at least 66 2/3% of the outstanding shares of Common Stock held by stockholders who qualify as Investors and Individual Investors (as such terms are defined in and pursuant to the terms of the Stockholders Agreement dated December 1999, (the “Stockholders Agreement”) by and among the Corporation and its stockholders.

ARTICLE SEVEN

Meetings of stockholders may be held within or without the State of Delaware, as the by-laws of the Corporation may provide. The books of the corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the Corporation. Election of directors need not be by written ballot unless the by-laws of the Corporation so provide.

ARTICLE EIGHT

To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director. Any repeal or modification of this Article 8 shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE NINE

The board of directors of the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation subject to the written consent of stockholders holding at least 66 2/3% of the outstanding shares of Common Stock held by stockholders who qualify as Investors and Individual Investors pursuant to the terms of the Stockholders Agreement and, in the case of Article Four, subject to the other provisions of this Certificate of Incorporation and of Section 8(a) of the Stockholders Agreement, in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 11:30 AM 10/23/2000
001531889 – 3092491

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

EURAMAX INTERNATIONAL, INC.

(PURSUANT TO SECTION 242)

R. Scott Vansant, being the duly elected Secretary of Euramax International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

1. That the Corporation filed its original Certificate of Incorporation with the Secretary of State of the State of Delaware on. September 3, 1999 (the “Certificate of Incorporation”).

2. That the Corporation amended and restated its Certificate of Incorporation on and filed Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on December 6,1999 (the “Amended and Restated Certificate”).

3. That the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended to effect a change in Article Four thereof; relating to the authorized shares of the Corporation, and the amended Article Four being attached to this Certificate as Annex 1.

IN WITNESS WHEREOF, the undersigned affirms as true the foregoing under penalties of perjury and has executed this Certificate this 20th day of October 2000.

EURAMAX INTERNATIONAL, INC.

By:	/s/ R. Scott Vansant
Name:	R. Scott Vansant
Title:	Secretary

ANNEX 1

ARTICLE FOUR

The total number of shares of stock which the Corporation has authority to issue is 1,200,000 shares, consisting of:

(i) 600,000 shares of Class A voting Common Stock, par value one cent ($0.01) per share (the “Class A Common”); and

(ii) 600,000 shares of Class B restricted voting Common Stock, par value one cent ($0.01) per share (the “Class B Common”).

The Class A Common and the Class B Common are hereafter collectively referred to as “Common Stock”.

Except as otherwise provided in this Article 4 or as otherwise required by applicable law, all shares of Class A Common and Class B Common shall be identical in all respects and shall entitle the holders thereof to the same rights, preferences and privileges, subject to the same qualifications, limitations and restrictions, as set forth herein.

Section 4.1 Voting Rights.

Except as otherwise provided in this Article 4 or as otherwise required by applicable law, the holders of Class A Common shall be entitled to one vote per share on all matters to be voted on by the Corporation’s stockholders, and the holders of Class B Common shall have been entitled to one vote per ten (10) shares held on any matters to be voted on by the Corporation’s stockholders; provided, that the holders of the Class B Common shall have the right to vote as a separate class on any merger or consolidation of the Corporation with or into another entity or entities, or any recapitalization or reorganization, in which shares of Class B Common would receive or be exchanged for consideration different on a per share basis from the consideration received with respect to or in exchange for shares of Class A Common or would otherwise be treated differently from shares of Class A Common, except that shares of Class B Common may, without such a separate class vote, receive or be exchanged for voting securities (except as otherwise required by law) with voting restrictions identical to that of the Class B Common and which are otherwise identical on a per share basis in amount and form to the voting securities received with respect to or in exchange for the Class A Common so long as (i) such restricted voting securities are convertible into voting securities on the same terms as the Class B Common convertible into Class A Common and (ii) all other consideration is equal on a par share basis.

Section 4.2 Dividends.

As and when dividends are declared or paid with respect to shares of Common Stock, whether in cash, property or securities of the Corporation, the holders of Class A Common and the holders of Class B Common shall be entitled to receive such dividends pro rata at the same rate per share of each class of Common Stock; provided, that (i) if dividends are declared or paid in shares of Class A Common or Class B Common, the dividends payable in shares of Class A Common shall be payable to holders of Class A Common and the dividends payable in shares of Class B Common shall be payable to holders of Class B Common and (ii) if the dividends consist of other voting securities of the Corporation, the Corporation shall make available to each holder of Class B Common, at such holder’s request, dividends consisting of voting securities (except as otherwise required by law) of the Corporation with voting restrictions identical to that of the Class B Common and which are otherwise identical to the voting securities and which are convertible into such voting securities on the same terms as the Class B Common is convertible into the Class A Common.

Section 4.3 Liquidation.

The holders of the Class A Common and the holders of the Class B Common shall be entitled to participate pro rata at the same rate per share of each class of Common Stock in all distributions to the holders of the Common Stock in any liquidation, dissolution or winding up of the Corporation.

Section 4.4 Conversion.

(A)(i) Each share of Class B Common shall be convertible into one share of Class A Common, at any time and from time to time, at the option of the holder thereof. Any conversion of shares of Class B Common into shares of Class A Common pursuant to this paragraph (A)(i) shall be effected by the delivery to the Corporation at its principal executive office of the certificates representing shares to be converted, duly endorsed, together with written instructions that the shares are to be converted.

(ii) Each share of Class A Common shall be convertible into one share of Class B Common, at any time and from time to time, at the option of the holder thereof. Any conversion of shares of Class A Common into Class B Common pursuant to this Clause (A)(ii) shall be effected by the delivery of the Corporation at its principal executive office of the certificates representing shares to be converted, duly endorsed, together with written instructions that the shares are to be converted.

(iii) Promptly after the surrender of certificates and the receipt of such written instructions, the Corporation shall issue and deliver in accordance with the surrendering holder’s instructions (a) the certificate or certificates for the class of Common Stock issuable upon such conversion and (b) a certificate representing any Common Stock which was represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which was not converted.

(iv) The issuance of certificates upon conversion of either class of Common Stock shall be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of such class of Common Stock.

(v) The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of effecting conversions pursuant to this Article, the full number of shares of Common Stock of each class from time to time issuable upon the conversion of all shares of Common Stock then outstanding and entitled to convert, and shall take all such action and obtain all such permits or orders as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately transmitted by the Corporation upon issuance). In addition, the Corporation shall also reserve and keep available such other securities and property as may from time to time be delivered upon conversion of Common Stock and shall take all such action and obtain all such permits or orders as may be necessary to enable the Corporation lawfully to deliver such other securities and property upon conversion. So long as any shares of Common Stock shall be outstanding, the Corporation will take all corporate action necessary in order that the Corporation may validly and legally issue fully paid and nonassessible shares of Common Stock upon any conversion thereof.

(vi) Upon conversion, each converted share of Common Stock shall remain authorized, but unissued and available for issuance.

(vii) The Corporation shall not close its books against the transfer of Common Stock, or of Common Stock issued or issuable upon conversion of any other class of Common Stock, in any manner which would interfere with the timely conversion of such class of Common Stock. The Corporation shall assist and cooperate with any holder of Common Stock required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of such class of Common Stock hereunder (including, without limitation, making any filings required to be made by the Corporation).

(B) Subdivisions and Combinations.

If shares of either class of Common Stock are subdivided or combined, then shares of both classes of Common Stock shall be so subdivided or combined.

(C) Regulated Stockholders.

The Corporation will not convert or directly or indirectly redeem, purchase, acquire or take any other action affecting outstanding shares of capital stock of the Corporation if such action will increase the percentage of outstanding voting securities owned or controlled by any Regulation Y Holder (as defined below) and its Affiliates (as defined below) (other than a Regulation Y Holder which waives in writing it rights under this Article), unless the Corporation gives written notice (the “Deferral Notice”) of such action to each Regulation Y Holder. The

Corporation will defer making any such conversion, redemption, or purchase or other acquisition, or taking any such other action, for a period of 20 days (the “Deferral Period”) after giving the Deferral Notice to the Regulation Y Holder in order to allow each Regulation Y Holder to determine whether it wishes to convert or take any other action with respect to the Common Stock it owns, controls or has the power to vote, and if any Regulation Y Holder then elects to convert any shares of Class B Common then held by such Regulation Y Holder, such Person shall notify the Corporation in writing within 10 days of the issuance of the Deferral Notice, in which case the Corporation shall promptly notify from time to time prior to the end of such 20-day period each other Regulation Y Holder of each proposed conversion and effect the conversions requested by all Regulation Y Holders at the end of the Deferral Period.

(D) Defined Terms.

As used in this Article, the following terms shall have the meanings shown below:

(i) “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For the purpose of the above definition, the term “control” (including with correlative meaning, the terms “controlling”, “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

(ii) “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(iii) “Regulation Y Holder” shall mean any stockholder of the Corporation that is a bank holding company within the meaning of the Bank Holding Company Act of 1956, as amended, or a subsidiary thereof subject to Regulation Y under such Act.

(E) Replacement.

Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

(F) Registration of Transfer.

The Corporation shall keep at it principal office (or such other place as the Corporation reasonably designates) a register for the registration of shares of Common Stock. Upon the surrender of any certificate representing shares of any class of Common Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of such class represented by the surrendered certificate and the Corporation forthwith shall cancel such surrender certificate. Each such new certificate shall be registered in such name and shall represent such number of shares of such class as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the tendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

(G) Notices.

All notices referred to herein shall be in writing, shall be delivered personally or by first class mail, postage prepaid, and shall be deemed to have been given when so delivered or mailed to the Corporation at its principal executive offices and to any stockholder at such holder’s address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder).

(H) Amendment and Waiver.

No amendment or waiver of any provision of this Article 4 shall be effective without the prior approval of the holders of a majority of the then outstanding Class B Common voting as a separate class.

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 01:30 PM 10/31/2000
001547895 — 3092491

CERTIFICATE OF CORRECTION FILED TO CORRECT
A CERTAIN ERROR IN THE CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
EURAMAX INTERNATIONAL, INC.
FILED IN THE OFFICE OF THE SECRETARY OF STATE
OF DELAWARE ON OCTOBER 23, 2000.

Euramax International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

1. The name of the corporation is Euramax International, Inc.

2. That a Certificate of Amendment to the Amended and Restated Certificate of Incorporation was filed by the Secretary of State of Delaware on October 23, 2000 and that said Certificate requires correction as permitted by Section 103 of the General Corporation Law of the State of Delaware.

3. The inaccuracy or defect of said Certificate to be corrected is as follows:

The par value of the Common Stock was incorrectly stated in the Certificate of Amendment to the Amended and Restated Certificate of Incorporation.

4. Article Four of the Certificate is corrected to read as attached hereto as Exhibit A.

IN WITNESS WHEREOF, The undersigned affirms as true the foregoing under penalties of perjury and has executed this Certificate this 31 day of October, 2000.

EURAMAX INTERNATIONAL, INC.

By:	/s/ R. Scott Vansant
Name:	R. Scott Vansant
Title:	Secretary

EXHIBIT A

ARTICLE FOUR

The total number of shares of stock which the Corporation has authority to issue is 1,200,000 shares, consisting of;

(i) 600,000 shares of Class A voting Common Stock, par value one dollar ($1.00) per share (the “Class A Common”); and

(ii) 600,000 shares of Class B restricted voting Common Stock, par value one dollar ($1.00) per share (the “Class B Common”).

The Class A Common and the Class B Common are hereafter collectively referred to as “Common Stock”.

Except as otherwise provided in this Article 4 or as otherwise required by applicable law, all shares of Class A Common and Class B Common shall be identical in all respects and shall entitle the holders thereof to the same rights, preferences and privileges, subject to the same qualifications, limitations and restrictions, as set forth herein.

Section 4.1 Voting Rights.

Except as otherwise provided in this Article 4 or as otherwise required by applicable law, the holders of Class A Common shall be entitled to one vote per share on all matters to be voted on by the Corporation’s stockholders, and the holders of Class B Common shall have been entitled to one vote per ten (10) shares held on any matters to be voted on by the Corporation’s stockholders; provided, that the holders of the Class B Common shall have the right to vote as a separate class on any merger or consolidation of the Corporation with or into another entity or entities, or any recapitalization or reorganization, in which shares of Class B Common would receive or be exchanged for consideration different on a per share basis from the consideration received with respect to or in exchange for shares of Class A Common or would otherwise be treated differently from shares of Class A Common, except that shares of Class B Common may, without such a separate class vote, receive or be exchanged for voting securities (except as otherwise required by law) with voting restrictions identical to that of the Class B Common and which are otherwise identical on a per share basis in amount and form to the voting securities received with respect to or in exchange for the Class A Common so long as (i) such restricted voting securities are convertible into voting securities on the same terms as the Class B Common convertible into Class A Common and (ii) all other consideration is equal on a par share basis.

Section 4.2 Dividends.

As and when dividends are declared or paid with respect to shares of Common Stock, whether in cash, property or securities of the Corporation, the holders of Class A Common and the holders of Class B Common shall be entitled to receive such dividends pro rata at the same rate per share of each class of Common Stock; provided, that (i) if dividends are declared or paid in shares of Class A Common or Class B Common, the dividends payable in shares of Class A common shall be payable to holders of Class A Common and the dividends payable in shares of Class B Common shall be payable to holders of Class B Common and (ii) if the dividends consist of other voting securities of the Corporation, the Corporation shall make available to each holder of Class B Common, at such holder’s request, dividends consisting of voting securities (except as otherwise required by law) of the Corporation with voting restrictions identical to that of the Class B Common and which are otherwise identical to the voting securities and which are convertible into such voting securities on the same terms as the Class B Common is convertible into the Class A Common.

Section 4.3 Liquidation.

The holders of the Class A Common and the holders of the Class B Common shall be entitled to participate pro rata at the same rate per share of each class of Common Stock in all distributions to the holders of the Common Stock in any liquidation, dissolution or winding up of the Corporation.

Section 4.4 Conversion.

(A)(i) Each share of Class B Common shall be convertible into one share of Class A Common, at any time and from time to time, at the option of the holder thereof. Any conversion of shares of Class B Common into shares of Class A Common pursuant to this paragraph (A)(i) shall be effected by the delivery to the Corporation at its principal executive office of the certificates representing shares to be converted, duly endorsed, together with written instructions that the shares are to be converted.

(ii) Each share of Class A Common shall be convertible into one share of Class B Common, at any time and from time to time, at the option of the holder thereof. Any conversion of shares of Class A Common into Class B Common pursuant to this Clause (A)(ii) shall be effected by the delivery of the Corporation at its principal executive office of the certificates representing shares to be converted, duly endorsed, together with written instructions that the shares are to be converted.

(iii) Promptly after the surrender of certificates and the receipt of such written instructions, the Corporation shall issue and deliver in accordance with the surrendering holder’s instructions (a) the certificate or certificates for the class of Common Stock issuable upon such conversion and (b) a certificate representing any Common Stock which was represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which was not converted.

(iv) The issuance of certificates upon conversion of either class of Common Stock shall be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of such class of Common Stock.

(v) The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of effecting conversions pursuant to this Article, the full number of shares of Common Stock of each class from time to time issuable upon the conversion of all shares of Common Stock then outstanding and entitled to convert, and shall take all such action and obtain all such permits or orders as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately transmitted by the Corporation upon issuance). In addition, the Corporation shall also reserve and keep available such other securities and property as may from time to time be delivered upon conversion of Common Stock and shall take all such action and obtain all such permits or orders as may be necessary to enable the Corporation lawfully to deliver such other securities and property upon conversion. So long as any shares of Common Stock shall be outstanding, the Corporation will take all corporate action necessary in order that the Corporation may validly and legally issue fully paid and nonassessible shares of Common Stock upon any conversion thereof.

(vi) Upon conversion, each converted share of Common Stock shall remain authorized, but unissued and available for issuance.

(vii) The Corporation shall not close its books against the transfer of Common Stock, or of Common Stock issued or issuable upon conversion of any other class of Common Stock, in any manner which would interfere with the timely conversion of such class of Common Stock. The Corporation shall assist and cooperate with any holder of Common Stock required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of such class of Common Stock hereunder (including, without limitation, making any filings required to be made by the Corporation).

(B) Subdivisions and Combinations.

If shares of either class of Common Stock are subdivided or combined, then shares of both classes of Common Stock shall be so subdivided or combined.

(C) Regulated Stockholders.

The Corporation will not convert or directly or indirectly redeem, purchase, acquire or take any other action affecting outstanding shares of capital stock of the Corporation if such action will increase the percentage of outstanding voting securities owned or controlled by any Regulation Y Holder (as defined below) and its Affiliates (as defined below) (other than a Regulation Y Holder which waives in writing it rights under this Article), unless the Corporation gives written notice (the “Deferral Notice”) of such action to each Regulation Y Holder. The

Corporation will defer making any such conversion, redemption, or purchase or other acquisition, or taking any such other action, for a period of 20 days (the “Deferral Period”) after giving the Deferral Notice to the Regulation Y Holder in order to allow each Regulation Y Holder to determine whether it wishes to convert or take any other action with respect to the Common Stock it owns, controls or has the power to vote, and if any Regulation Y Holder then elects to convert any shares of Class B Common then held by such Regulation Y Holder, such Person shall notify the Corporation in writing within 10 days of the issuance of the Deferral Notice, in which case the Corporation shall promptly notify from time to time prior to the end of such 20-day period each other Regulation Y Holder of each proposed conversion and effect the conversions requested by all Regulation Y Holders at the end of the Deferral Period.

(D) Defined Terms.

As used in this Article, the following terms shall have the meanings shown below:

(i) “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For the purpose of the above definition, the term “control” (including with correlative meaning, the terms “controlling”, “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

(ii) “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(iii) “Regulation Y Holder” shall mean any stockholder of the Corporation that is a bank holding company within the meaning of the Bank Holding Company Act of 1956, as amended, or a subsidiary thereof subject to Regulation Y under such Act.

(E) Replacement.

Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

(F) Registration of Transfer.

The Corporation shall keep at it principal office (or such other place as the Corporation reasonably designates) a register for the registration of shares of Common Stock. Upon the surrender of any certificate representing shares of any class of Common Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of such class represented by the surrendered certificate, and the Corporation forthwith shall cancel such surrender certificate. Each such new certificate shall be registered in such name and shall represent such number of shares of such class as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

(G) Notices.

All notices referred to herein shall be in writing, shall be delivered personally or by first class mail, postage prepaid, and shall be deemed to have been given when so delivered or mailed to the Corporation at its principal executive offices and to any stockholder at such holder’s address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder).

(H) Amendment and Waiver.

No amendment or waiver of any provision of this Article 4 shall be effective without the prior approval of the holders of a majority of the then outstanding Class B Common voting as a separate class.

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:08 AM 06/29/2005
FILED 10:10 AM 06/29/2005
SRV 050540720 – 3092491 FILE

CERTIFICATE OF MERGER

OF

EMAX MERGER SUB, INC.

WITH AND INTO

EURAMAX INTERNATIONAL, INC.

* * * * * * * *

The undersigned corporation organized and existing under and by virtue of the General Corporation Law of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the name and state of incorporation of each of the constituent corporations of the merger (the “Constituent Corporations”) are as follows:

NAME	STATE OF INCORPORATION
Euramax International, Inc.	Delaware
Emax Merger Sub, Inc.	Delaware

SECOND: That an Amended and Restated Agreement and Plan of Merger (“Agreement of Merger”) by and among GSCP Emax Acquisition, LLC, a Delaware limited liability company, Emax Merger Sub, Inc., a Delaware corporation and Euramax International, Inc., a Delaware corporation, has been approved, adopted, certified, executed and acknowledged by each of the Constituent Corporations in accordance with the requirements of Section 251 of the General Corporation Law of Delaware.

THIRD: That the name of the surviving corporation of the merger is Euramax International, Inc.

FOURTH: That the Amended and Restated Certificate of Incorporation of Euramax International, Inc., a Delaware corporation, which will survive the merger, shall be the Certificate of Incorporation of the surviving corporation.

FIFTH: That the executed Agreement of Merger is on file at an office of the surviving corporation, the address of which is 5445 Triangle Parkway, Suite 350, Norcross, Georgia 30092.

SIXTH: That a copy of the Agreement of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

SEVENTH: That this Certificate of Merger shall be effective on filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, Euramax International, Inc. has caused this Certificate of Merger to be executed on this 29th day of June, 2005.

EURAMAX INTERNATIONAL, INC.

By	/s/ R. Scott Vansant
	Name:	R. Scott Vansant
	Title:	Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:08 AM 06/29/2005
FILED 10:11 AM 06/29/2005
SRV 050540728 – 3092491 FILE

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

EURAMAX INTERNATIONAL, INC.

Pursuant to the provision of Section 242 of the General corporation Law of the State of Delaware (the “DGCL”), Euramax International, Inc. (the “Corporation”) hereby certifies as follows:

FIRST: The name of the Corporation is “Euramax International, Inc.”

SECOND: The certificate of incorporation of the Corporation is hereby amended as follows:

The FIRST article is hereby deleted and restated in its entirety as follows:

“FIRST: The name of the Corporation is Euramax Holdings, Inc.”

THIRD: The foregoing amendment to the Certificate was duly adopted in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this 29th day of June, 2005.

/s/ R. Scott Vansant
By: R. Scott Vansant
Title: Secretary